Exhibit 32.1

CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of SWS Group, Inc. (the “Company”) on Form 10-Q for the period ended March 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald W. Hultgren, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) pursuant to the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2007	/S/ Donald W. Hultgren
Donald W. Hultgren
Chief Executive Officer